UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 27, 2006
(Date of earliest event reported)
GTx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50549	62-1715807
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
3 N. Dunlap Street
Van Vleet Building
Memphis, Tennessee 38163
(901) 523-9700
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Press release dated April 27,2006

ITEM 2.02 Results of Operations and Financial Condition.
On April 27, 2006, GTx, Inc. issued an earnings release for the first quarter ended March 31, 2006, a copy of which is furnished as Exhibit 99.1 to this Current Report.
This release is furnished by GTx pursuant to Item 2.02 of Form 8-K and is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act or the Exchange Act.
ITEM 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated April 27, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GTx, INC.

Date: April 27, 2006	By:	/s/ Mark E. Mosteller

	Name:	Mark E. Mosteller
	Title:	Vice President and Chief Financial Officer
(principal accounting and financial officer)